Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Carol E. Wheeler, the Chief Financial Officer of Frontier Financial Corporation (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Form 10-K/A, Amendment No. 1 of the Company for the year ended December 31, 2004 (the “Form 10-K”), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	the information contained in the Form 10-K/A, Amendment No. 1 for the year ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 27, 2005	/s/ Carol E. Wheeler
Chief Financial Officer